UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  APRIL 30, 2010

Semiannual Report to Shareholders

DWS Short Duration Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

25 Financial Statements

29 Financial Highlights

34 Notes to Financial Statements

45 Other Information

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Account Management Resources

52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	2.32%	8.40%	1.75%	2.62%	3.53%
Class B	2.05%	7.71%	1.01%	1.91%	2.81%
Class C	1.95%	7.62%	0.98%	1.89%	2.79%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.49%	5.42%	0.81%	2.05%	3.24%
Class B (max 4.00% CDSC)	-1.95%	4.71%	0.40%	1.74%	2.81%
Class C (max 1.00% CDSC)	0.95%	7.62%	0.98%	1.89%	2.79%
No Sales Charges
Class S	2.45%	8.79%	2.04%	2.76%	3.59%
Institutional Class	2.45%	8.67%	1.99%	2.80%	3.70%
Barclays Capital 1-3 Year Government/Credit Index+	1.26%	3.88%	4.99%	4.50%	4.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.10%, 1.89%, 1.81%, 0.77% and 0.76% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on February 28, 2003 and for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Fund — Class A [] Barclays Capital 1-3 Year Government/Credit Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ Barclays Capital 1-3 Year Government /Credit Index is an unmanaged index consisting of all US government agency Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 9.28	$ 9.29	$ 9.27	$ 9.29	$ 9.29
10/31/09	$ 9.23	$ 9.23	$ 9.22	$ 9.24	$ 9.24
Distribution Information: Six Months as of 4/30/10: Income Dividends	$ .16	$ .13	$ .13	$ .17	$ .17
April Income Dividend	$ .0266	$ .0209	$ .0210	$ .0286	$ .0288
SEC 30-day Yield as of 4/30/10++	2.40%	1.72%	1.72%	2.72%	2.72%
Current Annualized Distribution Rate as of 4/30/10++	3.49%	2.74%	2.76%	3.75%	3.77%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.10%, 1.32%, 1.45%, 2.43% and 2.49% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 3.19%, 2.34%, 2.49%, 3.46% and 3.54% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Short Investment Grade Debt Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	140	of	258	55
3-Year	193	of	241	80
5-Year	149	of	188	79
Class B 1-Year	158	of	258	62
3-Year	211	of	241	88
5-Year	173	of	188	92
Class C 1-Year	161	of	258	63
3-Year	214	of	241	89
5-Year	174	of	188	93
Class S 1-Year	134	of	258	52
3-Year	187	of	241	78
5-Year	140	of	188	75
Institutional Class 1-Year	136	of	258	53
3-Year	189	of	241	79
5-Year	136	of	188	72
10-Year	73	of	100	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,023.20	$ 1,020.50	$ 1,019.50	$ 1,024.50	$ 1,024.50
Expenses Paid per $1,000*	$ 3.76	$ 7.51	$ 7.51	$ 2.51	$ 2.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,021.08	$ 1,017.36	$ 1,017.36	$ 1,022.32	$ 1,022.32
Expenses Paid per $1,000*	$ 3.76	$ 7.50	$ 7.50	$ 2.51	$ 2.51
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.75%	1.50%	1.50%	.50%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/10	10/31/09

Corporate Bonds	60%	46%
Government & Agency Obligations	14%	23%
Commercial Mortgage-Backed Securities	9%	11%
Collateralized Mortgage Obligations	5%	7%
Asset-Backed	5%	6%
Mortgage-Backed Securities Pass-Throughs	3%	4%
Cash Equivalents	2%	2%
Loan Participations and Assignments	1%	—
Municipal Bonds and Notes	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/10	10/31/09

US Government and Agencies	10%	17%
AAA*	21%	25%
AA	15%	13%
A	22%	18%
BBB	25%	22%
Below BBB	6%	5%
Not Rated	1%	—
	100%	100%
* Includes cash equivalents

Asset allocation and quality are subject to change.

Effective Maturity	4/30/10	10/31/09

Under 1 year	19%	23%
1-2.99 years	35%	42%
3-4.99 years	40%	27%
5-9.99 years	5%	7%
Greater than 10 years	1%	1%
	100%	100%

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Weighted average effective maturity: 2.5 years and 2.4 years, respectively.

Effective maturity is subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 59.6%
Consumer Discretionary 4.2%
AutoZone, Inc., 5.75%, 1/15/2015	540,000	589,947
DirecTV Holdings LLC:
144A, 3.55%, 3/15/2015	270,000	269,144
4.75%, 10/1/2014	430,000	454,617
Fortune Brands, Inc., 6.375%, 6/15/2014	675,000	744,869
Hyundai Motor Manufacturing Czech sro, 144A, 4.5%, 4/15/2015	310,000	312,852
JC Penney Corp., Inc.:
Series A, 6.875%, 10/15/2015	413,000	448,105
9.0%, 8/1/2012	500,000	565,000
Macy's Retail Holdings, Inc.:
5.9%, 12/1/2016	300,000	309,000
6.625%, 4/1/2011	300,000	312,750
NBC Universal, Inc., 144A, 3.65%, 4/30/2015	1,000,000	1,009,543
TCM Sub LLC, 144A, 3.55%, 1/15/2015	290,000	289,853
Time Warner Cable, Inc.:
3.5%, 2/1/2015	200,000	202,076
5.4%, 7/2/2012	550,000	591,997
Viacom, Inc., 4.375%, 9/15/2014	350,000	367,463
Wyndham Worldwide Corp., 6.0%, 12/1/2016	320,000	318,663
		6,785,879
Consumer Staples 2.4%
Altria Group, Inc., 7.125%, 6/22/2010	380,000	382,857
Anheuser-Busch InBev Worldwide, Inc., 144A, 5.375%, 11/15/2014	770,000	837,693
Campbell Soup Co., 3.375%, 8/15/2014	740,000	768,537
Dr. Pepper Snapple Group, Inc., 2.35%, 12/21/2012	140,000	141,493
H.J. Heinz Co., 5.35%, 7/15/2013	700,000	763,048
Kraft Foods, Inc., 2.625%, 5/8/2013	130,000	132,919
PepsiAmericas, Inc., 4.375%, 2/15/2014	210,000	223,979
Procter & Gamble Co., 4.6%, 1/15/2014	600,000	649,438
		3,899,964
Energy 3.7%
Anadarko Petroleum Corp.:
5.75%, 6/15/2014	70,000	76,907
7.625%, 3/15/2014	500,000	582,328
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	620,000	667,495
Cenovus Energy, Inc., 144A, 4.5%, 9/15/2014	300,000	315,860
Devon Energy Corp., 5.625%, 1/15/2014	400,000	441,022
Enterprise Products Operating LLC:
4.6%, 8/1/2012	480,000	506,772
Series M, 5.65%, 4/1/2013	100,000	108,180
Series B, 7.5%, 2/1/2011	80,000	83,561
Hess Corp., 7.0%, 2/15/2014	230,000	264,259
Husky Energy, Inc., 5.9%, 6/15/2014	340,000	376,316
Kinder Morgan Energy Partners LP:
5.625%, 2/15/2015	300,000	328,636
6.75%, 3/15/2011	236,000	246,977
Marathon Oil Corp., 6.5%, 2/15/2014	340,000	383,812
Plains All American Pipeline LP, 4.25%, 9/1/2012	400,000	417,777
Statoil ASA, 2.9%, 10/15/2014	380,000	385,696
Valero Energy Corp., 4.5%, 2/1/2015	470,000	482,284
Williams Partners LP, 144A, 3.8%, 2/15/2015	200,000	201,113
		5,868,995
Financials 32.1%
Abbey National Treasury Services PLC, 144A, 3.875%, 11/10/2014	245,000	244,838
AEGON NV, 4.625%, 12/1/2015	620,000	631,287
African Development Bank, 1.625%, 2/11/2013	625,000	622,769
American Express Bank, FSB, 5.55%, 10/17/2012	650,000	700,530
American Express Credit Corp., Series D, 5.125%, 8/25/2014	540,000	580,618
American General Finance Corp., Series H, 4.625%, 9/1/2010	625,000	623,947
American Honda Finance Corp.:
144A, 0.3%*, 5/11/2010	760,000	759,929
144A, 2.375%, 3/18/2013	295,000	296,222
144A, 3.5%, 3/16/2015	225,000	225,655
Anglo American Capital PLC, 144A, 9.375%, 4/8/2014	520,000	630,871
Asian Development Bank, 2.625%, 2/9/2015 (a)	600,000	604,114
Bank of New York Mellon Corp., Series G, 4.95%, 11/1/2012	800,000	866,880
Bank of Nova Scotia, 2.25%, 1/22/2013	325,000	328,086
Barclays Bank PLC, 5.2%, 7/10/2014	690,000	740,059
BB&T Corp., 6.5%, 8/1/2011	800,000	842,903
BlackRock, Inc.:
2.25%, 12/10/2012	445,000	452,274
3.5%, 12/10/2014	345,000	355,013
BNP Paribas:
Series 2, 2.125%, 12/21/2012	500,000	504,300
3.25%, 3/11/2015	75,000	74,698
Canadian Imperial Bank of Commerce, 144A, 2.0%, 2/4/2013	545,000	550,259
Capital One Financial Corp., 7.375%, 5/23/2014	540,000	624,113
Caterpillar Financial Services Corp.:
1.9%, 12/17/2012	120,000	121,032
Series F, 4.85%, 12/7/2012	500,000	539,350
Citigroup, Inc., 6.375%, 8/12/2014	800,000	863,046
CME Group, Inc., 5.75%, 2/15/2014	445,000	491,940
Commonwealth Bank of Australia, 144A, 3.75%, 10/15/2014	520,000	531,299
Council of Europe Development Bank, 2.75%, 2/10/2015	515,000	520,946
Countrywide Financial Corp., 5.8%, 6/7/2012	465,000	494,841
Credit Suisse New York:
3.5%, 3/23/2015	270,000	272,287
5.5%, 5/1/2014	820,000	898,449
Daimler Finance North America LLC, 6.5%, 11/15/2013	800,000	892,154
Deutsche Telekom International Finance BV, 4.875%, 7/8/2014	770,000	815,639
Diageo Finance BV, 3.25%, 1/15/2015	290,000	293,698
Discover Financial Services, 0.786%*, 6/11/2010	760,000	759,707
Duke Realty LP, (REIT), 7.375%, 2/15/2015	140,000	155,584
Eksportfinans ASA, 1.875%, 4/2/2013	530,000	530,235
Encana Holdings Finance Corp., 5.8%, 5/1/2014	520,000	577,638
Export-Import Bank of Korea, 4.125%, 9/9/2015	357,000	360,981
General Electric Capital Corp.:
3.5%, 8/13/2012	475,000	492,325
Series A, 3.75%, 11/14/2014	545,000	558,684
Hana Bank, 144A, 4.5%, 10/30/2015	430,000	431,844
Hartford Financial Services Group, Inc., 4.0%, 3/30/2015	440,000	438,634
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014	520,000	572,726
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014	400,000	406,500
HSBC Finance Corp., 5.25%, 1/15/2014	800,000	851,614
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015	500,000	538,088
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014	320,000	324,594
JPMorgan Chase & Co., 4.65%, 6/1/2014	800,000	851,782
KeyCorp, Series H, 6.5%, 5/14/2013	685,000	745,358
Lloyds TSB Bank PLC, 144A, 4.375%, 1/12/2015	690,000	685,174
Macquarie Group Ltd., 144A, 7.3%, 8/1/2014	650,000	735,768
Merrill Lynch & Co., Inc., 5.77%, 7/25/2011	575,000	604,353
Morgan Stanley:
4.2%, 11/20/2014	220,000	219,512
Series F, 5.625%, 1/9/2012	750,000	790,925
6.0%, 5/13/2014	320,000	344,230
National Australia Bank Ltd., 144A, 2.5%, 1/8/2013	1,000,000	1,010,624
National Rural Utilities Cooperative Finance Corp., 2.625%, 9/16/2012	1,000,000	1,025,388
New York Life Global Funding:
144A, 2.25%, 12/14/2012	300,000	305,786
144A, 3.0%, 5/4/2015	305,000	305,418
Nomura Holdings, Inc., 5.0%, 3/4/2015	155,000	161,801
Northern Trust Corp., 4.625%, 5/1/2014	230,000	245,915
Novartis Capital Corp.:
1.9%, 4/24/2013	125,000	125,399
2.9%, 4/24/2015	230,000	231,367
4.125%, 2/10/2014	525,000	560,105
PC Financial Partnership, 5.0%, 11/15/2014	800,000	852,562
Pricoa Global Funding I, 144A, 5.45%, 6/11/2014	445,000	479,956
Principal Financial Group, Inc., 7.875%, 5/15/2014	770,000	875,663
Prudential Financial, Inc.:
Series D, 3.625%, 9/17/2012	230,000	236,720
6.2%, 1/15/2015	230,000	255,679
Rabobank Nederland — Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 144A, 4.2%, 5/13/2014	770,000	808,907
Rio Tinto Finance (USA) Ltd.:
5.875%, 7/15/2013	300,000	331,481
8.95%, 5/1/2014	570,000	690,606
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014	870,000	890,071
Santander US Debt SA Unipersonal, 144A, 2.485%, 1/18/2013	770,000	757,030
Shell International Finance BV, 1.875%, 3/25/2013	420,000	421,836
Simon Property Group LP, (REIT):
4.2%, 2/1/2015	55,000	55,847
5.3%, 5/30/2013	310,000	332,418
Standard Chartered PLC, 144A, 3.85%, 4/27/2015	135,000	135,662
Svenska Handelsbanken AB, 144A, 2.875%, 9/14/2012	800,000	818,323
Swiss Re Solutions Holding Corp., 7.5%, 6/15/2010	780,000	785,466
Telecom Italia Capital SA:
5.25%, 11/15/2013	400,000	421,150
6.175%, 6/18/2014	510,000	547,890
Textron Financial Corp., 5.4%, 4/28/2013	320,000	333,207
The Goldman Sachs Group, Inc.:
3.625%, 8/1/2012	280,000	285,233
5.125%, 1/15/2015	470,000	485,491
6.0%, 5/1/2014 (a)	230,000	247,417
Toyota Motor Credit Corp., 1.9%, 12/5/2012	970,000	971,439
Tyco International Finance SA, 4.125%, 10/15/2014	160,000	167,496
UBS AG, 2.75%, 1/8/2013	545,000	552,223
Verizon Wireless Capital LLC:
3.75%, 5/20/2011	380,000	391,074
5.25%, 2/1/2012	750,000	799,724
Wachovia Bank NA, 7.8%, 8/18/2010	850,000	866,825
Wells Fargo & Co.:
3.625%, 4/15/2015	340,000	345,179
Series I, 3.75%, 10/1/2014	320,000	326,349
Westpac Banking Corp., 2.25%, 11/19/2012	1,000,000	1,011,937
Woori Bank, 144A, 4.5%, 10/7/2015	805,000	807,240
		51,230,206
Health Care 4.6%
CareFusion Corp., 4.125%, 8/1/2012	110,000	114,998
Eli Lilly & Co., 3.55%, 3/6/2012	530,000	553,242
Express Scripts, Inc.:
5.25%, 6/15/2012	380,000	407,002
6.25%, 6/15/2014	150,000	168,224
Life Technologies Corp.:
3.375%, 3/1/2013	450,000	456,279
4.4%, 3/1/2015	150,000	153,989
McKesson Corp., 6.5%, 2/15/2014	185,000	208,062
Medtronic, Inc.:
3.0%, 3/15/2015	230,000	232,386
4.5%, 3/15/2014	445,000	478,763
Merck & Co., Inc., 1.875%, 6/30/2011	590,000	597,851
Pfizer, Inc., 4.45%, 3/15/2012	800,000	847,164
Roche Holdings, Inc., 144A, 4.5%, 3/1/2012	965,000	1,019,961
St. Jude Medical, Inc., 2.2%, 9/15/2013	620,000	620,062
Thermo Fisher Scientific, Inc., 3.2%, 5/1/2015	135,000	135,799
Watson Pharmaceuticals, Inc., 5.0%, 8/15/2014	390,000	410,025
WellPoint, Inc., 5.0%, 1/15/2011	200,000	205,586
Wyeth, 5.5%, 2/1/2014	620,000	687,791
		7,297,184
Industrials 2.1%
3M Co., 4.65%, 12/15/2012	540,000	585,634
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014	385,000	406,156
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014	1,250,000	1,438,311
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	190,000	232,959
Textron, Inc., 6.2%, 3/15/2015	380,000	407,279
United Parcel Service, Inc., 4.5%, 1/15/2013	290,000	310,583
		3,380,922
Information Technology 2.3%
Cisco Systems, Inc., 5.25%, 2/22/2011	850,000	881,357
Computer Sciences Corp., 5.5%, 3/15/2013	700,000	755,302
Hewlett-Packard Co., 4.25%, 2/24/2012	800,000	844,898
Oracle Corp., 3.75%, 7/8/2014	500,000	524,822
Xerox Corp., 7.125%, 6/15/2010	650,000	653,856
		3,660,235
Materials 2.3%
Airgas, Inc., 2.85%, 10/1/2013	370,000	372,675
Bemis Co., Inc., 5.65%, 8/1/2014	160,000	174,950
Dow Chemical Co.:
4.85%, 8/15/2012	250,000	264,325
5.9%, 2/15/2015 (a)	630,000	691,015
E.I. du Pont de Nemours & Co., 3.25%, 1/15/2015	500,000	510,468
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	620,000	675,025
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/2014	480,000	525,626
Praxair, Inc., 2.125%, 6/14/2013	500,000	502,853
		3,716,937
Telecommunication Services 2.1%
America Movil SAB de CV, 144A, 3.625%, 3/30/2015	300,000	303,952
American Tower Corp., 4.625%, 4/1/2015	350,000	362,484
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017	190,000	206,625
France Telecom SA, 4.375%, 7/8/2014	900,000	962,016
Qwest Corp., 7.5%, 10/1/2014	840,000	918,750
Telefonica Emisiones SAU, 2.582%, 4/26/2013	620,000	621,641
		3,375,468
Utilities 3.8%
Ameren Corp., 8.875%, 5/15/2014	202,000	235,914
Consolidated Edison Co. of New York, 5.55%, 4/1/2014	780,000	853,036
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	800,000	800,351
Series J, 6.0%, 2/15/2014	730,000	810,634
DTE Energy Co., 7.625%, 5/15/2014	290,000	334,680
Duke Energy Corp., 6.3%, 2/1/2014	540,000	606,192
FirstEnergy Solutions Corp., 4.8%, 2/15/2015	410,000	424,275
Florida Power Corp., 4.8%, 3/1/2013	900,000	963,947
MidAmerican Energy Holdings Co., 3.15%, 7/15/2012	350,000	360,292
Niagara Mohawk Power Corp., 144A, 3.553%, 10/1/2014	190,000	193,193
Oncor Electric Delivery Co., 6.375%, 5/1/2012	380,000	412,047
		5,994,561
Total Corporate Bonds (Cost $90,787,732)		95,210,351

Mortgage-Backed Securities Pass-Throughs 3.4%
Federal Home Loan Mortgage Corp., 7.0%, 3/1/2013	11,921	12,359
Federal National Mortgage Association:
4.5%, 4/1/2023	710,351	739,071
5.289%*, 9/1/2038	993,321	1,055,322
6.0%, 11/1/2017	1,304,860	1,401,501
7.0%, 4/1/2038	252,073	277,536
Government National Mortgage Association:
6.5%, with various maturities from 8/20/2034 until 2/20/2039	1,608,004	1,755,985
7.0%, with various maturities from 6/20/2038 until 10/20/2038	106,467	116,445
Total Mortgage-Backed Securities Pass-Throughs (Cost $5,171,772)		5,358,219

Asset-Backed 4.8%
Automobile Receivables 1.4%
AmeriCredit Automobile Receivables Trust:
"A2", Series 2006-RM, 5.42%, 8/8/2011	176,881	178,578
"A3A", Series 2007-DF, 5.49%, 7/6/2012	89,821	90,324
Carmax Auto Owner Trust, "A3", Series 2010-1, 1.56%, 7/15/2014	237,000	237,225
Chrysler Financial Auto Securitization Trust, "B", Series 2009-B, 2.94%, 6/8/2013	160,000	160,018
Daimler Chrysler Auto Trust, "A2A", Series 2008-B, 3.81%, 7/8/2011	102,056	102,222
Ford Credit Auto Owner Trust, "A2", Series 2009-B, 2.1%, 11/15/2011	143,646	144,127
Hyundai Auto Receivables Trust, "A3A", Series 2007-A, 5.04%, 1/17/2012	413,694	418,382
USAA Auto Owner Trust, "A2", Series 2009-2, 0.74%, 3/15/2012	467,000	467,373
World Omni Auto Receivables Trust, "A3A", Series 2007-B, 5.28%, 1/17/2012	369,229	373,092
		2,171,341
Credit Card Receivables 1.5%
Capital One Multi-Asset Execution Trust:
"A8", Series 2007-A8, 0.557%*, 10/15/2015	500,000	500,041
"A2", Series 2009-A2, 3.2%, 4/15/2014	770,000	789,750
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.354%*, 5/16/2016	620,000	626,890
Discover Card Master Trust, "A2", Series 2007-A2, 0.597%*, 6/15/2015	500,000	499,144
		2,415,825
Home Equity Loans 1.2%
Carrington Mortgage Loan Trust, "A1", Series 2006-NC4, 0.313%*, 10/25/2036	135,395	132,550
Credit-Based Asset Servicing and Securitization LLC, "A2A", Series 2007-CB2, 5.116%*, 2/25/2037	275,831	267,472
Household Home Equity Loan Trust, "A2F", Series 2006-4, 5.32%, 3/20/2036	444,056	442,817
JPMorgan Mortgage Acquisition Corp., "AF1B", Series 2007-CH1, 5.935%, 10/25/2036	78,740	78,283
Renaissance Home Equity Loan Trust:
"AF3", Series 2005-2, 4.499%, 8/25/2035	342,245	332,251
"AF1", Series 2006-4, 5.545%, 1/25/2037	91,581	90,926
"AF2", Series 2006-3, 5.58%, 11/25/2036	382,728	316,726
"AF1", Series 2007-2, 5.893%, 6/25/2037	386,601	302,881
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	36,144	28,155
		1,992,061
Miscellaneous 0.7%
Babson CLO Ltd., "A", Series 2005-3A, 144A, 0.5%*, 11/10/2019	580,275	543,195
Duane Street CLO, "A", Series 2005-1A, 144A, 0.499%*, 11/8/2017	630,744	578,708
		1,121,903
Total Asset-Backed (Cost $7,747,298)		7,701,130

Commercial Mortgage-Backed Securities 9.2%
Bear Stearns Commercial Mortgage Securities, Inc.:
"A1", Series 2002-PBW1, 3.97%, 11/11/2035	77,300	78,606
"A1", Series 2002-TOP8, 4.06%, 8/15/2038	302,905	308,320
"A2", Series 2001-TOP2, 6.48%, 2/15/2035	730,732	751,512
CS First Boston Mortgage Securities Corp.:
"A3", Series 2002-CKN2, 6.133%, 4/15/2037	925,000	982,123
"A4", Series 2001-CP4, 6.18%, 12/15/2035	647,904	669,515
"F", Series 2001-CK1, 144A, 6.65%, 12/18/2035	1,300,000	1,309,139
GMAC Commercial Mortgage Securities, Inc., "A2", Series 2001-C1, 6.465%, 4/15/2034	555,318	571,592
Greenwich Capital Commercial Funding Corp.:
"A2", Series 2005-GG5, 5.117%, 4/10/2037	993,329	1,010,587
"A2", Series 2007-GG9, 5.381%, 3/10/2039	1,433,000	1,475,913
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-CB8, 3.837%, 1/12/2039	553,705	558,897
"A2", Series 2004-PNC1, 4.555%, 6/12/2041	89,015	90,170
"A2", Series 2005-LDP1, 4.625%, 3/15/2046	118,168	120,497
"A2", Series 2002-C1, 4.914%, 7/12/2037	301,000	306,922
LB-UBS Commercial Mortgage Trust:
"A2", Series 2003-C7, 4.064%, 9/15/2027	1,087,474	1,090,999
"A3", Series 2002-C4, 4.071%, 9/15/2026	239,184	245,068
"A3", Series 2001-C7, 5.642%, 12/15/2025	364,409	371,633
Morgan Stanley Capital I, "A2", Series 2007-HQ11, 5.359%, 2/12/2044	900,000	933,362
Morgan Stanley Dean Witter Capital I, "A4", Series 2001-TOP1, 6.66%, 2/15/2033	377,751	385,729
Prudential Securities Secured Financing Corp., "F", Series 1999-C2, 7.489%*, 6/16/2031	1,500,000	1,502,017
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2005-C17, 4.782%, 3/15/2042	782,601	782,259
"A1", Series 2007-C30, 5.031%, 12/15/2043	1,154,169	1,171,453
Total Commercial Mortgage-Backed Securities (Cost $14,094,634)		14,716,313

Collateralized Mortgage Obligations 5.4%
Banc of America Mortgage Securities, "1A1O", Series 2005-4, 5.25%, 5/25/2035	122,421	122,787
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2005-7, 5.5%, 10/25/2035	362,157	342,172
"1A2", Series 2006-5, 6.0%, 10/25/2036	241,836	237,789
Countrywide Alternative Loan Trust:
"2A1", Series 2004-28CB, 5.0%, 1/25/2035	56,830	54,208
"3A3", Series 2005-20CB, 5.5%, 7/25/2035	216,251	207,389
"A4", Series 2002-11, 6.25%, 10/25/2032	24,374	23,964
Countrywide Home Loan Mortgage Pass-Through Trust:
"A15", Series 2002-34, 4.75%, 1/25/2033	82,246	82,699
"2A17", Series 2004-13, 5.75%, 8/25/2034	106,026	105,803
Countrywide Home Loans, "5A1", Series 2005-HY10, 5.469%*, 2/20/2036	592,158	417,869
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.823%*, 2/25/2048	281,864	282,666
Federal Home Loan Mortgage Corp.:
"ND", Series 2715, 4.5%, 3/15/2016	564,589	564,476
"HL", Series 3176, 5.0%, 2/15/2028	989,156	990,175
"QP", Series 3149, 5.0%, 10/15/2031	500,000	514,397
"DC", Series 2541, 5.05%, 3/15/2031	166,341	168,499
"AB", Series 3197, 5.5%, 8/15/2013	359,630	367,435
"PA", Series 3283, 5.5%, 7/15/2036	948,366	993,461
"LA", Series 1343, 8.0%, 8/15/2022	171,366	193,619
"PK", Series 1751, 8.0%, 9/15/2024	511,052	579,256
Federal National Mortgage Association, "BX", Series 2005-77, 4.5%, 7/25/2028	481,568	485,114
MLCC Mortgage Investors, Inc., "1A", Series 2004-1, 3.252%*, 12/25/2034	148,228	146,986
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 3.06%*, 5/25/2035	330,885	334,332
Residential Accredit Loans, Inc., "A6", Series 2002-QS19, 5.125%, 12/25/2032	332,716	333,299
Residential Asset Mortgage Products, Inc., "A4", Series 2004-SL4, 7.0%, 7/25/2032	495,993	483,338
Residential Asset Securitization Trust, "2A1", Series 2003-A15, 5.25%, 2/25/2034	22,876	21,977
Structured Asset Securities Corp., "2A16", Series 2005-6, 5.5%, 5/25/2035	228,053	210,479
Wells Fargo Mortgage Backed Securities Trust, "1A1", Series 2005-9, 4.75%, 10/25/2035	257,513	255,326
Total Collateralized Mortgage Obligations (Cost $8,581,419)		8,519,515

Government & Agency Obligations 14.0%
Other Government Related (b) 6.8%
Asian Development Bank, 2.75%, 5/21/2014	368,000	375,517
BRFkredit AS, 144A, 2.05%, 4/15/2013	890,000	894,590
Dexia Credit Local, 144A, 2.75%, 1/10/2014	500,000	508,767
Eksportfinans ASA, 3.0%, 11/17/2014 (a)	500,000	507,661
FIH Erhvervsbank AS, 144A, 2.45%, 8/17/2012	500,000	509,746
Governor & Co. of the Bank of Ireland, 144A, 2.75%, 3/2/2012	680,000	678,479
HSBC USA, Inc., FDIC Guaranteed, 3.125%, 12/16/2011	100,000	103,610
International Bank for Reconstruction & Development, 5.05%*, 1/14/2025	500,000	500,000
International Finance Facility for Immunisation Co., Series 1, REG S, 5.0%, 11/14/2011	800,000	845,589
KeyBank NA, FDIC Guaranteed, 3.2%, 6/15/2012	100,000	104,277
Korea Electric Power Corp., 144A, 5.5%, 7/21/2014	360,000	388,076
Korea National Oil Corp., 144A, 5.375%, 7/30/2014	282,000	300,677
Kreditanstalt fuer Wiederaufbau, 2.625%, 3/3/2015	290,000	289,785
National Agricultural Cooperative Federation, 144A, 5.0%, 9/30/2014	202,000	211,143
Nationwide Building Society, 144A, 2.5%, 8/17/2012	470,000	479,155
NIBC Bank NV, 144A, 2.8%, 12/2/2014	505,000	506,072
Nordic Investment Bank, 2.625%, 10/6/2014 (a)	620,000	626,304
Oesterreichische Kontrollbank AG, 1.75%, 3/11/2013	500,000	500,425
Petroleos Mexicanos, 144A, 4.875%, 3/15/2015	540,000	556,200
Suncorp-Metway Ltd., 144A, 0.633%*, 12/17/2010	300,000	300,397
US Central Credit Union, 1.9%, 10/19/2012	875,000	885,769
Western Corporate Federal Credit Union, 1.75%, 11/2/2012	750,000	755,533
		10,827,772
Sovereign Bonds 3.4%
Export Development Canada, 2.375%, 3/19/2012	550,000	563,710
Kommunalbanken AS, 144A, 2.75%, 5/5/2015 (c)	520,000	517,933
Korea Expressway Corp., 144A, 4.5%, 3/23/2015	340,000	349,878
Province of British Columbia Canada, 2.85%, 6/15/2015	574,000	577,228
Province of Manitoba, Canada, 2.125%, 4/22/2013	270,000	273,474
Province of Ontario, Canada:
0.401%*, 11/19/2012	300,000	300,294
2.95%, 2/5/2015	500,000	503,723
4.1%, 6/16/2014	290,000	307,571
Republic of Italy, 2.125%, 10/5/2012	500,000	502,323
Republic of Lithuania, 144A, 6.75%, 1/15/2015	520,000	561,645
State of Qatar, 144A, 4.0%, 1/20/2015	880,000	903,100
		5,360,879
US Government Sponsored Agencies 2.3%
Federal Farm Credit Bank, 1.75%, 2/21/2013	310,000	310,790
Federal Home Loan Bank:
1.125%, 5/18/2012	770,000	769,436
1.75%, 8/22/2012	360,000	363,462
1.875%, 6/21/2013	430,000	431,614
7.5%*, 11/12/2024	500,000	495,000
Federal Home Loan Mortgage Corp., 1.625%, 4/15/2013	620,000	618,973
Federal National Mortgage Association:
1.75%, 5/7/2013	500,000	500,586
8.45%*, 2/27/2023	200,000	200,200
		3,690,061
US Treasury Obligations 1.5%
US Treasury Bill, 0.22%**, 9/16/2010 (d)	472,000	471,658
US Treasury Notes:
0.875%, 2/29/2012 (e)	1,000,000	999,730
1.0%, 3/31/2012	300,000	300,411
1.375%, 3/15/2013	300,000	299,367
2.25%, 5/31/2014	92,000	92,747
2.5%, 3/31/2015	300,000	301,500
		2,465,413
Total Government & Agency Obligations (Cost $22,059,981)		22,344,125

Loan Participations and Assignments 0.7%
Sovereign Loans
BOM Capital PLC, 144A, 6.699%, 3/11/2015	668,000	670,505
Gazprom, 144A, 8.125%, 7/31/2014	440,000	485,650
Total Loan Participations and Assignments (Cost $1,111,847)		1,156,155

Municipal Bonds and Notes 0.5%
California, State General Obligation, Series 3, 5.65%, Mandatory Put 4/1/2013 @ 100, 4/1/2039	240,000	257,652
Illinois, State General Obligation, 3.321%, 1/1/2013 (f)	390,000	395,082
La Vernia, TX, Higher Education Finance Corp. Revenue, Southwest Winners, Series B, 144A, 5.7%, 2/15/2011 (g)	75,000	74,788
Total Municipal Bonds and Notes (Cost $705,709)		727,522
	Shares	Value ($)

Securities Lending Collateral 1.6%
Daily Assets Fund Institutional, 0.25% (h) (i) (Cost $2,536,903)	2,536,903	2,536,903
Cash Equivalents 2.5%
Central Cash Management Fund, 0.21% (h) (Cost $4,042,126)	4,042,126	4,042,126
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $156,839,421)+	101.7	162,312,359
Other Assets and Liabilities, Net	(1.7)	(2,670,026)
Net Assets	100.0	159,642,333
* These securities are shown at their current rate as of April 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $156,840,993. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $5,471,366. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,976,190 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $504,824.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $2,471,668, which is 1.5% of net assets.
(b) Government-backed debt issued by financial companies or government sponsored enterprises.
(c) When-issued security.
(d) At April 30, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) At April 30, 2010, this security has been pledged, in whole or in part, as collateral for open swaps contracts.
(f) Taxable issue.
(g) Bond is insured by this company:
Insurance Coverage	As a % of Total Investment Portfolio
American Capital Assurance	0.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

FDIC: Federal Deposit Insurance Corp.

FSB: Federal Savings Bank

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At April 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year US Treasury Note	USD	6/30/2010	132	15,293,438	(86,839)
90 Day Eurodollar	USD	6/14/2010	20	4,976,500	(26,091)
90 Day Eurodollar	USD	9/13/2010	20	4,969,500	(38,341)
90 Day Eurodollar	USD	12/13/2010	20	4,958,750	(48,091)
90 Day Eurodollar	USD	3/14/2011	20	4,945,000	(53,341)
90 Day Eurodollar	USD	6/13/2011	20	4,929,500	(56,091)
90 Day Eurodollar	USD	9/19/2011	20	4,913,750	(56,266)
Total unrealized depreciation					(365,060)
Currency Abbreviation
USD United States Dollar

At April 30, 2010, open credit default swap contracts purchased were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/21/2009 12/20/2014	450,000[1]	1.0%	Home Depot, Inc., 5.875%, 12/16/2036, BBB+	(9,428)	(7,313)	(2,115)
9/21/2009 12/20/2014	450,000[2]	1.0%	Hewlett-Packard Co., 5.4%, 3/1/2017, A	(13,255)	(15,023)	1,768
9/21/2009 3/20/2015	450,000[1]	1.0%	McKesson Corp., 7.65%, 3/1/2027, BBB-	(7,780)	(12,557)	4,777
9/21/2009 3/20/2015	450,000[1]	1.0%	Eli Lilly & Co., 6.57%, 1/1/2016, A+	(9,507)	(11,869)	2,362
3/22/2010 6/20/2015	3,400,000[1]	1.0%	Markit CDX.NA.IG	(17,810)	(4,865)	(12,945)
3/22/2010 6/20/2015	267,000[2]	1.0%	Markit iTraxx SovX Western Europe	2,261	1,253	1,008
Total net unrealized depreciation						(5,145)

At April 30, 2010, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($) (k)	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (j)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
3/22/2010 6/20/2015	470,000[1]	1.0%	Freeport- McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BB	(3,388)	(2,666)	(722)
6/22/2009 9/20/2014	1,000,000[3]	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	142,543	(15,948)	158,491
12/21/2009 3/20/2015	450,000[3]	1.0%	Weatherford International Ltd., 4.95%, 10/15/2013, BBB	1,687	(5,829)	7,516
Total net unrealized appreciation						165,285
(j) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.
(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At April 30, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
9/15/2010 9/15/2014	10,800,000[1]	Fixed — 3.15%	Floating — LIBOR	(248,520)	20,400	(268,920)
9/8/2009 9/8/2024	700,000[1]	Floating — LIBOR	Fixed — 8.125%	39,736	—	39,736
11/15/2009 11/15/2024	1,000,000[4]	Floating — LIBOR	Fixed — 8.7%	58,446	—	58,446
Total net unrealized depreciation						(170,738)

LIBOR: London InterBank Offered Rate

SIFMA: Securities Industry and Financial Markets Association

At April 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/14/2009 6/1/2012	7,000,000[5]	0.425%	Global Interest Rate Strategy Index	(133,954)	—	(133,954)
Counterparties: [1] Morgan Stanley [2] The Goldman Sachs & Co. [3] JPMorgan Chase Securities, Inc. [4] Barclays Bank LLC [5] Citigroup, Inc.

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$ —	$ 95,210,351	$ —	$ 95,210,351
Mortgage-Backed Securities Pass-Throughs	—	5,358,219	—	5,358,219
Asset-Backed	—	7,122,422	578,708	7,701,130
Commercial Mortgage-Backed Securities	—	14,716,313	—	14,716,313
Collateralized Mortgage Obligations	—	8,519,515	—	8,519,515
Government & Agency Obligations	—	21,372,467	500,000	21,872,467
Loan Participations and Assignments	—	1,156,155	—	1,156,155
Municipal Bonds and Notes	—	727,522	—	727,522
Short-Term Investments (l)	6,579,029	471,658	—	7,050,687
Derivatives (m)	—	274,104	—	274,104
Total	$ 6,579,029	$ 154,928,726	$ 1,078,708	$ 162,586,463
Liabilities
Derivatives (m)	$ (365,060)	$ (418,656)	$ —	$ (783,716)
Total	$ (365,060)	$ (418,656)	$ —	$ (783,716)
(l) See Investment Portfolio for additional detailed categorizations.
(m) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

	Asset-Backed	Government & Agency Obligations	Total
Balance as of October 31, 2009	$ 1,043,592	$ 497,500	$ 1,541,092
Net realized gain (loss)	1,212	—	1,212
Change in unrealized appreciation (depreciation)	50,441	3,083	53,524
Amortization premium/discount	—	42	42
Net purchases (sales)	(7,346)	496,875	489,529
Net transfers in (out) of Level 3	(509,191)	(497,500)	(1,006,691)
Balance as of April 30, 2010	$ 578,708	$ 500,000	$ 1,078,708
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2010	$ 50,441	$ 3,083	$ 53,524

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $150,260,392) — including $2,471,668 of securities loaned	$ 155,733,330
Investments in Daily Assets Fund Institutional (cost $2,536,903)*	2,536,903
Investment in Central Cash Management Fund (cost $4,042,126)	4,042,126
Total investments, at value (cost $156,839,421)	162,312,359
Cash	320,516
Deposits with broker for open swap contracts	100,000
Receivable for investments sold	315,377
Receivable for Fund shares sold	294,883
Net receivable for open swap contracts	19,616
Interest receivable	1,378,338
Unrealized appreciation on swap contracts	274,104
Foreign taxes recoverable	8,339
Due from Advisor	666
Other assets	38,674
Total assets	165,062,872
Liabilities
Payable for investments purchased	936,046
Payable for investments purchased — when-issued securities	517,067
Payable upon return of deposit	100,000
Payable upon return of securities loaned	2,536,903
Distributions payable	58,209
Payable for Fund shares redeemed	613,526
Payable for daily variation margin on open futures contracts	37,813
Unrealized depreciation on swap contracts	418,656
Accrued management fee	23,313
Other accrued expenses and payables	179,006
Total liabilities	5,420,539
Net assets, at value	$ 159,642,333
* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(172,327)
Net unrealized appreciation (depreciation) on: Investments	5,472,938
Futures	(365,060)
Swap contracts	(144,552)
Accumulated net realized gain (loss)	(22,057,645)
Paid-in capital	176,908,979
Net assets, at value	$ 159,642,333
Net Asset Value
Class A Net Asset Value and redemption price per share ($111,829,807 ÷ 12,050,240 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.28
Maximum offering price per share (100 ÷ 97.25 of $9.28)	$ 9.54

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,665,822 ÷ 394,807 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.29

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($28,297,071 ÷ 3,051,525 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.27
Class S Net Asset Value, offering and redemption price per share ($7,787,066 ÷ 838,280 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.29
Institutional Class Net Asset Value, offering and redemption price per share ($8,062,567 ÷ 867,648 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.29

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2010 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,567)	$ 3,389,296
Income distributions — Central Cash Management Fund	3,408
Securities lending income, including income from Daily Assets Fund Institutional net of borrower rebates	761
Total Income	3,393,465
Expenses: Management fee	322,838
Administration fee	80,709
Services to shareholders	119,472
Distribution and service fees	294,198
Custodian fee	8,133
Professional fees	38,435
Trustees' fees and expenses	3,356
Reports to shareholders	39,355
Registration fees	37,745
Other	15,592
Total expenses before expense reductions	959,833
Expense reductions	(257,118)
Total expenses after expense reductions	702,715
Net investment income	2,690,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	544,403
Futures	(549,669)
Swap contracts	95,798
90,532
Change in net unrealized appreciation (depreciation) on: Investments	1,112,449
Futures	(44,623)
Swap contracts	(193,458)
874,368
Net gain (loss)	964,900
Net increase (decrease) in net assets resulting from operations	$ 3,655,650

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Operations: Net investment income	$ 2,690,750	$ 6,293,854
Net realized gain (loss)	90,532	(17,081,440)
Change in net unrealized appreciation (depreciation)	874,368	20,416,351
Net increase (decrease) in net assets resulting from operations	3,655,650	9,628,765
Distributions to shareholders from: Net investment income: Class A	(2,040,323)	(4,892,494)
Class B	(55,985)	(173,475)
Class C	(379,387)	(662,548)
Class S	(133,280)	(205,120)
Institutional Class	(157,583)	(361,898)
Total distributions	(2,766,558)	(6,295,535)
Fund share transactions: Proceeds from shares sold	21,848,083	65,120,922
Reinvestment of distributions	2,390,172	5,546,170
Cost of shares redeemed	(29,725,485)	(85,244,562)
Redemption fees	—	26,630
Net increase (decrease) in net assets from Fund share transactions	(5,487,230)	(14,550,840)
Increase (decrease) in net assets	(4,598,138)	(11,217,610)
Net assets at beginning of period	164,240,471	175,458,081
Net assets at end of period (including accumulated distributions in excess of net investment income of $172,327 and $96,519, respectively)	$ 159,642,333	$ 164,240,471

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Income (loss) from investment operations: Net investment income[b]	.16	.35	.41	.43	.41	.31
Net realized and unrealized gain (loss)	.05	.23	(.90)	.00***	.02	(.16)
Total from investment operations	.21	.58	(.49)	.43	.43	.15
Less distributions from: Net investment income	(.16)	(.35)	(.42)	(.43)	(.41)	(.32)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.28	$ 9.23	$ 9.00	$ 9.91	$ 9.91	$ 9.89
Total Return (%)[c,d]	2.32**	6.62	(5.19)	4.41	4.44	1.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112	119	135	86	63	79
Ratio of expenses before expense reductions (%)	1.08*	1.10	.95	1.14	1.03	.91
Ratio of expenses after expense reductions (%)	.75*	.70	.70	.70	.58	.55
Ratio of net investment income (%)	3.45*	3.91	4.22	4.31	4.16	3.15
Portfolio turnover rate (%)	39**	177	181	230	198	161
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.06
Income (loss) from investment operations: Net investment income[b]	.12	.28	.34	.35	.35	.25
Net realized and unrealized gain (loss)	.07	.23	(.91)	.00***	.02	(.16)
Total from investment operations	.19	.51	(.57)	.35	.37	.09
Less distributions from: Net investment income	(.13)	(.28)	(.34)	(.35)	(.35)	(.26)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.29	$ 9.23	$ 9.00	$ 9.91	$ 9.91	$ 9.89
Total Return (%)[c,d]	2.05**	5.83	(5.91)	3.60	3.81	.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	6	6	8	9
Ratio of expenses before expense reductions (%)	1.92*	1.89	1.84	1.90	1.77	1.65
Ratio of expenses after expense reductions (%)	1.50*	1.45	1.45	1.45	1.19	1.15
Ratio of net investment income (%)	2.70*	3.16	3.47	3.56	3.55	2.55
Portfolio turnover rate (%)	39**	177	181	230	198	161
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.22	$ 8.99	$ 9.90	$ 9.90	$ 9.88	$ 10.05
Income (loss) from investment operations: Net investment income[b]	.12	.28	.34	.35	.35	.25
Net realized and unrealized gain (loss)	.06	.23	(.91)	.00***	.02	(.16)
Total from investment operations	.18	.51	(.57)	.35	.37	.09
Less distributions from: Net investment income	(.13)	(.28)	(.34)	(.35)	(.35)	(.26)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.27	$ 9.22	$ 8.99	$ 9.90	$ 9.90	$ 9.88
Total Return (%)[c,d]	1.95**	5.85	(5.92)	3.61	3.81	.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	26	21	21	24	31
Ratio of expenses before expense reductions (%)	1.78*	1.81	1.74	1.87	1.79	1.65
Ratio of expenses after expense reductions (%)	1.50*	1.46	1.45	1.45	1.19	1.15
Ratio of net investment income (%)	2.70*	3.16	3.47	3.56	3.55	2.55
Portfolio turnover rate (%)	39**	177	181	230	198	161
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 9.00	$ 9.91	$ 9.91	$ 9.89	$ 10.01
Income (loss) from investment operations: Net investment income[c]	.17	.37	.43	.45	.40	.23
Net realized and unrealized gain (loss)	.05	.24	(.90)	.00***	.01	(.11)
Total from investment operations	.22	.61	(.47)	.45	.41	.12
Less distributions from: Net investment income	(.17)	(.37)	(.44)	(.45)	(.39)	(.24)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.29	$ 9.24	$ 9.00	$ 9.91	$ 9.91	$ 9.89
Total Return (%)[d]	2.45**	7.01	(4.96)	4.67	4.29	1.19**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	4	1.6		.3
Ratio of expenses before expense reductions (%)	.79*	.77	.75	1.15	.98	.92*
Ratio of expenses after expense reductions (%)	.50*	.46	.45	.45	.71	.74*
Ratio of net investment income (%)	3.70*	4.16	4.47	4.56	4.03	3.07*
Portfolio turnover rate (%)	39**	177	181	230	198	161
[a] For the six months ended April 30, 2010 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 9.01	$ 9.92	$ 9.92	$ 9.90	$ 10.07
Income (loss) from investment operations: Net investment income[b]	.17	.37	.43	.45	.41	.31
Net realized and unrealized gain (loss)	.05	.23	(.90)	.00***	.02	(.16)
Total from investment operations	.22	.60	(.47)	.45	.43	.15
Less distributions from: Net investment income	(.17)	(.37)	(.44)	(.45)	(.41)	(.32)
Redemption fees	—	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.29	$ 9.24	$ 9.01	$ 9.92	$ 9.92	$ 9.90
Total Return (%)[c]	2.45**	6.90	(4.95)	4.64	4.47	1.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	9	11	18	19	33
Ratio of expenses before expense reductions (%)	.75*	.76	.68	.82	.77	.66
Ratio of expenses after expense reductions (%)	.50*	.45	.45	.45	.56	.55
Ratio of net investment income (%)	3.70*	4.17	4.47	4.56	4.18	3.15
Portfolio turnover rate (%)	39**	177	181	230	198	161
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The Fund enters into interest rate swap transactions to gain exposure to difference parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swap contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from approximately $12,500,000 to $13,000,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund buys or sells credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a Board-approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

A summary of the open credit default swap contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in credit default swap contracts with a total notional amount generally indicative of a range from approximately $1,750,000 to $7,387,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund enters into total return swap transactions to gain exposure to different parts of the yield curve while managing overall duration. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. An upfront payment made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board-approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open total return swap contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in total return swap contracts with a total notional amount of $7,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of April 30, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $44,986,000 to $55,984,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 98,182
Credit Contracts (a)	175,922
$ 274,104

Each of the above derivatives is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on swap contracts
Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (402,874)	$ (365,060)	$ (767,934)
Credit Contracts (a)	(15,782)	—	(15,782)
	$ (418,656)	$ (365,060)	$ (783,716)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts and net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 86,832	$ (549,669)	$ (462,837)
Credit Contracts (a)	8,966	—	8,966
	$ 95,798	$ (549,669)	$ (453,871)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swaps contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ (220,368)	$ (44,623)	$ (264,991)
Credit Contracts (a)	26,910	—	26,910
	$ (193,458)	$ (44,623)	$ (238,081)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swaps contracts and futures, respectively

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $22,467,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($83,000), October 31, 2013 ($1,646,000), October 31, 2014 ($1,157,000), October 31, 2015 ($190,000), October 31, 2016 ($2,167,000) and October 31, 2017 ($17,224,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $60,170,575 and $64,224,924, respectively. Purchases and sales of US Treasury securities aggregated $1,896,932 and $6,278,710, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.385%
Next $1.0 billion of such net assets	.370%
Over $2.0 billion of such net assets	.355%

For the period from November 1, 2009 through November 30, 2009, the Advisor had contractually agreed to waive 0.182% of its management fee.

For the period from November 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.98%
Class B	1.73%
Class C	1.73%
Class S	.73%
Institutional Class	.73%

Effective October 1, 2009, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.75%
Class B	1.50%
Class C	1.50%
Class S	.50%
Institutional Class	.50%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly for the six months ended April 30, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $152,769 and the amount charged aggregated $170,069, which was equivalent to an annualized effective rate of 0.21% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $2,290 and $1,400 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2010, the Administration Fee was $80,709, of which $13,139 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 45,876	$ 45,876
Class B	4,120	4,120
Class C	8,755	8,755
Class S	1,204	1,204
Institutional Class	901	901
	$ 60,856	$ 60,856

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class B	$ 15,044	$ 3,314
Class C	101,525	19,895
	$ 116,569	$ 23,209

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2010	Annualized Effective Rate
Class A	$ 139,692	$ 35,046	$ 36,329.18%
Class B	4,392	501	881.19%
Class C	33,545	4,256	11,917.22%
	$ 177,629	$ 39,803	$ 49,127

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2010, aggregated $1,713.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2010, the CDSC for the Class B and C shares aggregated $6,888 and $6,747, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,937, of which $7,895 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Fund Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	973,635	$ 9,010,831	4,769,268	$ 42,554,343
Class B	79,502	736,316	235,008	2,060,993
Class C	624,270	5,771,408	1,257,520	11,258,184
Class S	463,906	4,298,852	602,021	5,415,547
Institutional Class	219,216	2,030,676	428,271	3,831,855
		$ 21,848,083		$ 65,120,922
Shares issued to shareholders in reinvestment of distributions
Class A	208,575	$ 1,928,593	523,012	$ 4,636,938
Class B	4,757	43,995	14,764	130,772
Class C	28,512	263,462	49,610	440,706
Class S	8,915	82,522	16,297	145,341
Institutional Class	7,732	71,600	21,677	192,413
		$ 2,390,172		$ 5,546,170
Shares redeemed
Class A	(2,021,338)	$ (18,708,869)	(7,359,958)	$ (65,081,687)
Class B	(150,420)	(1,393,154)	(413,140)	(3,707,071)
Class C	(387,303)	(3,581,518)	(843,020)	(7,457,004)
Class S	(346,679)	(3,209,450)	(316,340)	(2,859,104)
Institutional Class	(305,569)	(2,832,494)	(694,568)	(6,139,696)
		$ (29,725,485)		$ (85,244,562)
Redemption fees		$ —		$ 26,630
Net increase (decrease)
Class A	(839,128)	$ (7,769,445)	(2,067,678)	$ (17,865,848)
Class B	(66,161)	(612,843)	(163,368)	(1,515,040)
Class C	265,479	2,453,352	464,110	4,242,141
Class S	126,142	1,171,924	301,978	2,701,784
Institutional Class	(78,621)	(730,218)	(244,620)	(2,113,877)
		$ (5,487,230)		$ (14,550,840)

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Other Information

Gary Sullivan, CFA, portfolio manager of the Fund, has changed his name to Gary Russell.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDUAX	SDUBX	SDUCX	SDUSX	MGSFX
CUSIP Number	23339E 822	23339E 814	23339E 798	23339E 780	23339E 772
Fund Number	434	634	734	2334	557

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Short Duration Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010